SCHEDULE 14A INFORMATION



                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant   /X/

Filed by a party other than the Registrant / / Check the appropriate box:

/X/      Preliminary Proxy Statement

/  /     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

/  /     Definitive Proxy Statement

/  /     Definitive Additional Materials

/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12




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                              TADEO HOLDINGS, INC.


                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/      No fee required

/  /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1)     Title of each class of securities to which transaction applies:



         (2)     Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         (4)     Proposed maximum aggregate value of transaction:



         (5)     Total fee paid:



/  /     Fee paid previously with preliminary materials.

/  /     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:


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         (2)     Form, Schedule or Registration Statement No.:



         (3)     Filing Party:



         (4)     Date Filed:







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                              TADEO HOLDINGS, INC.


                          5 Hanover Square, 24th Floor


                            New York, New York 10004


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 30, 1999


TO THE STOCKHOLDERS OF TADEO HOLDINGS, INC.:

         NOTICE IS HEREBY GIVEN that the Special Meeting (the "Meeting") of Stockholders of Tadeo Holdings, Inc. (the "Company" or the "Corporation") will be held at the Company's executive offices located at 5 Hanover Square, New York, New York 10004, on November 30, 1999 at 10:00 a.m. local time for the following purposes:

         1. To authorize an amendment to the Company's Certificate of Incorporation to change the name of the Company to TekInsight.Com, Inc.;

         2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed November 16, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on November 16, 1999 will be entitled to vote at the Special Meeting or any adjournment or adjournments thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              BRIAN BOOKMEIER, PRESIDENT


         WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE PROVIDED FOR YOUR USE.




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                              TADEO HOLDINGS, INC.


                          5 Hanover Square, 24th Floor


                            New York, New York 10004


                                 PROXY STATEMENT


                   GENERAL INFORMATION CONCERNING SOLICITATION


         This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Tadeo Holdings, Inc. (hereinafter referred to as the "Company" or the "Corporation"), for its Special Meeting of Stockholders (the "Meeting") to be held on November 30, 1999, or any adjournments thereof. Shares cannot be voted at the meeting unless their owner is present in person or represented by proxy. Copies of this proxy statement and the accompanying form of proxy shall be mailed to the stockholders of the Company on or about November 17, 1999. The principal executive offices of the Company are located at the address indicated above.

         If a proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the specifications made, or if no specification is made the shares will be voted to approve each proposition. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a notice in writing revoking it. A proxy may also be revoked by any stockholder present at the Meeting who expresses a desire in writing to revoke a previously delivered proxy and to vote his or her shares in person. The mere presence at the Meeting of the person appointing a proxy does not revoke the appointment. In order to revoke a properly executed and returned proxy, the Company must receive a duly executed written revocation of that proxy before it is voted. A proxy received after a vote is taken at the Meeting will not revoke a proxy received prior to the Meeting; and a subsequently dated proxy received prior to the vote will revoke a previously dated proxy.

         All expenses in connection with the solicitation of proxies, including the cost of preparing, handling, printing and mailing the Notice of Special Meeting, Proxies and Proxy Statements will be borne by the Company. Directors, officers and regular employees of the Company, who will receive no additional compensation therefor, may solicit proxies by telephone or personal call, the cost of which will be nominal and will be borne by the Company. In addition, the Company will reimburse brokerage houses and other institutions and fiduciaries for their expense in forwarding proxies and proxy soliciting material to their principals.

         Under Delaware statutory law stockholders are estopped from bringing any action against a Delaware Corporation with regard to any matter approved or ratified by stockholders, on which matter adequate information has been provided to stockholders, solely for the reason that an


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interested director is involved in the transaction. By voting to approve any such matter, however, stockholders are not estopped from taking action against the Company on the basis of other objections or under common law principles, such as fraud.

         At the close of business on November 16, 1999, there were outstanding _________ shares of Common Stock $.0001 par value, of the Company (the "Common Stock"), which constituted the voting securities of the Company. Each stockholder is entitled to cast one vote for each share of Common Stock, which is present at the Meeting either in person or by proxy. Only holders of record of the outstanding shares of Common Stock at the close of business on November 16, 1999 will be entitled to vote at the Meeting.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


         The following document filed with the Commission (File No.1-11568) pursuant to the Exchange Act is incorporated herein by reference.

         The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999.


                       ACTION TO BE TAKEN UNDER THE PROXY


         Unless otherwise directed by the grantor of the proxy, the persons acting under the accompanying proxy will vote the shares represented thereby:
(a) for the proposal to authorize an amendment to the Company's Certificate of Incorporation to change the name of the Company to TekInsight.Com, Inc.; and (b) in connection with the transaction of such other business that may be brought before the Meeting, in accordance with the judgment of the persons voting the proxy.

I. Authorization and Approval of A Name Change Amendment to the Company's Certificate of Incorporation.

         Management of the Company deems it to be in the best interests of the Company, its on-going business and its stockholders for the corporate name of the Company to be changed from "Tadeo Holdings, Inc." to "TekInsight.Com, Inc." Through January 28, 1998, the name of the Company was "Universal Self Care, Inc." The Company changed its name to Tadeo Holdings, Inc. as required under the terms of the Asset Purchase Agreement, dated as of November 14, 1997, as amended, pursuant to which the Company sold (the "Sale") all of its then operating assets and business (collectively, the "Business") to Gainor Medical Management, LLC ("Gainor"). The name change was deemed necessary to avoid any confusion between the Business acquired from the Company by Gainor and any business which would be subsequently operated by the Company.

         At the time of the Sale, the Company was uncertain as to the type of business it would acquire with the Sale proceeds. As a result, Management selected and the Company's stockholders approved the name "Tadeo Holdings, Inc." because use of that name would not identify the Company as operating in any specific industry or operating any specific type of business.


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


         Since that time, the Company (i) acquired Astratek, Inc., a wholly-owned subsidiary that develops computer software products and provides professional consulting services with respect to computer networking matters and
(ii) incorporated and commenced the operations of Tadeo E-Commerce Corporation, a wholly-owned subsidiary that designs web sites and provides online site hosting services for companies engaged in electronic commerce. All of the Company's current operations place it firmly in the business of providing sophisticated technology-oriented solutions for clients and customers. As a result, Management believes that the existing corporate name of Tadeo Holdings, Inc. neither sufficiently identifies the Company's current and anticipated future business operations, nor assists the Companies' marketing efforts by providing a suitable brand name for that business.

         Management believes that the name "TekInsight.Com, Inc." more clearly captures and identifies the nature of the Company's current and anticipated future business operations, and recommends changing the Company's corporate name to "TekInsight.Com, Inc." In order to effect such change of name, Company stockholders must authorize and approve an amendment to the Company's Certificate of Incorporation that effects a change of the Company's name to TekInsight.Com, Inc. A copy of the Amendment to the Company's Certificate of Incorporation that changes the name of the Company to TekInsight.Com, Inc. (the "Amendment") is annexed as EXHIBIT A.

         Management believes authorization and approval of the Amendment is in the best interest of the Company and recommends that it be authorized and ratified.

II.      Other Business

         While Management of the Company does not know of any matters which may be brought before the Meeting, other than as set forth in the Notice of Meeting, the proxy confers discretionary authority with respect to the transaction of any other business. It is expected that the proxies will be voted in support of Management on any question which may properly be submitted to the meeting.

Availability of Form 10-K

         The Company will provide, without charge, to any stockholder, upon written request of such stockholder, a copy of the Annual Report on Form 10-K for the fiscal year ended June 30, 1999 as filed with the Securities and Exchange Commission, including all financial statements and financial statement schedules required to be filed therewith.

         Any request for a copy of the Form 10-K should include a representation that the person making the request was the beneficial owner, as of the record date, of securities entitled to vote at the Annual Meeting of Stockholders. Such requests should be addressed to: Tadeo Holdings, Inc., 5 Hanover Square, 24th Floor New York, New York 10004, Attention: Arion Kalpaxis, Investor Relations.


                 PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY

                    IN THE ENVELOPE PROVIDED FOR SUCH PURPOSE



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                              TADEO HOLDINGS, INC.

                      PROXY-SPECIAL MEETING OF STOCKHOLDERS

                                NOVEMBER 30, 1999


         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS OF TADEO HOLDINGS, INC. TO BE HELD ON NOVEMBER 30, 1999. ANY STOCKHOLDER HAS THE RIGHT TO APPOINT AS HIS PROXY A PERSON (WHO NEED NOT BE A STOCKHOLDER) OTHER THAN ANY PERSON DESIGNATED BELOW, BY INSERTING THE NAME OF SUCH OTHER PERSON IN ANOTHER PROPER FORM OF PROXY.

         The undersigned, a stockholder of Tadeo Holdings, Inc., (the "Corporation"), hereby revoking any proxy herein before given, does hereby appoint Brian D. Bookmeier and Damon Testaverde, or either of them, as his proxy with full power of substitution, for and in the name of the undersigned to attend the Special Meeting of Stockholders to be held on November 30, 1999 at the Company's executive offices located at 5 Hanover Square, New York, New York 10004, at 10:00 a.m., local time, and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED IN FAVOR OF ALL PROPOSALS.

         1. To authorize an amendment to the Company's Certificate of Incorporation, to change the name of the Corporation from "Tadeo Holdings, Inc."
 to "TekInsight.Com, Inc."


         ( ) FOR                ( ) AGAINST            ( ) ABSTAIN


         2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


         ( ) FOR                ( ) AGAINST            ( ) ABSTAIN

Dated:                     , 1999
                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Print Name


                                          --------------------------------------
                                          Signature, if Jointly Held


                                          --------------------------------------
                                          Print Name

                                          PLEASE SIGN EXACTLY AS YOUR NAME
                                          APPEARS HEREIN, if signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, indicate such
                                          capacity. All joint tenants must sign.
                                          If a corporation, please sign in full
                                          corporate name by president or other
                                          authorized officer. If a partnership,
                                          please sign in partnership name by
                                          authorized person.

                                          The Board of Directors request that
                                          you fill in the date and sign the
                                          Proxy and return it in the enclosed
                                          envelope.

                                          IF THE PROXY IS NOT DATED IN THE ABOVE
                                          SPACE, IT IS DEEMED TO BE DATED ON THE
                                          DAY ON WHICH IT WAS MAILED BY THE
                                          CORPORATION.


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EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                              TADEO HOLDINGS, INC.



                     Pursuant to Section 242 of the Delaware

                             General Corporation Law



         Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, the undersigned, being the Chief Executive Officer of the Corporation, hereby certifies and sets forth as follows:

         FIRST:   The name of the Corporation is Tadeo Holdings, Inc. (the
"Corporation").

         SECOND: The Certificate of Incorporation of the Corporation was filed by the Secretary of State on the 12th day of May, 1989.

         THIRD: The Certificate of Incorporation is hereby amended to change the corporate name pursuant to Sections 241 and 242 of the General Corporation Law. Article "FIRST" of the Certificate of Incorporation is hereby amended as follows:

         "FIRST: The name of the Corporation is TekInsight.Com, Inc."

         FOURTH: The amendment to the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Business Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned hereby signs his name and affirms that the statements made herein are true under the penalties of perjury, this ____ day of _____________, 1999.



                                        ----------------------------------------
                                        Brian Bookmeier, Chief Executive Officer